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                              COLUMBIA INCOME FUND
                                  (THE "FUND")
           SUPPLEMENT TO THE FUND'S PROSPECTUSES DATED AUGUST 1, 2005

1. The fifth paragraph under the heading "PRINCIPAL INVESTMENT STRATEGIES" is revised in its entirety as follows:

The advisor has wide flexibility to vary the allocation among different types of debt securities based on its judgment of which types of securities will outperform the others. In determining whether to buy or sell securities, the advisor evaluates relative values of the various types of securities in which the Fund can invest (e.g., the relative value of corporate debt securities versus mortgage-backed securities under prevailing market conditions), relative values of various rating categories (e.g., relative values of higher-rated securities versus lower-rated securities under prevailing market conditions), and individual issuer characteristics. The Fund may participate in mortgage dollar rolls.


2. The section under the heading "PRINCIPAL INVESTMENT RISKS" is revised to include the following:

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

INT-47/106463-0206                                             February 17, 2006